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                                                                   EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

   As independent public accountants, we hereby consent to the incorporation by reference of our report dated November 13, 2001 included in this Form 10-K, into the Company's previously filed Registration Statement (File No. 333-80037) on Form S-8.

                                          /s/ ARTHUR ANDERSEN LLP

San Jose, California
December 21, 2001